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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 31, 2000 (JULY 26, 2000)

                             LIBERTY PROPERTY TRUST
                      LIBERTY PROPERTY LIMITED PARTNERSHIP
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     (Exact names of registrants as specified in their respective charters)

               Maryland                                1-13130                              23-7768996
             Pennsylvania                              1-13132                              23-2766549
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
            (State or other                          (Commission                          (IRS Employer
            jurisdiction of                          File Number)                      Identification No.)
            incorporation)

         65 Valley Stream Parkway,                                19355
            Malvern, PA
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(Address of principal executive offices)                        Zip Code

           REGISTRANTS' TELEPHONE, INCLUDING AREA CODE: (610) 648-1700
                                 Not Applicable
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         (Former name and former address, if changed since last report)


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ITEM 5.  Other Events.

         On July 26, 2000, Liberty Property Limited Partnership (the "Partnership") priced a public offering (the "Offering") of $200,000,000 principal amount of its 8.50% Senior Notes due 2010. Lehman Brothers Inc., Banc One Capital Markets, Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co. and Salomon Smith Barney Inc. (collectively, the "Underwriters") acted as underwriters for the Offering. The Underwriting Agreement relating to the Offering is filed as Exhibit 1.1 to this Report.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of Businesses Acquired.

         None.

(b)      Pro Forma Financial Information.

         None.

(c)      Exhibits.

                  1.1 Underwriting Agreement, dated July 26, 2000, by and among Liberty Property Trust (the "Trust"), the Partnership and the Underwriters.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LIBERTY PROPERTY TRUST



Dated: August 1, 2000               By:  /s/ George J. Alburger, Jr.
                                         --------------------------------------
                                         Name:  George J. Alburger, Jr.
                                         Title:  Chief Financial Officer


                                    LIBERTY PROPERTY LIMITED PARTNERSHIP

                                    By:  Liberty Property Trust, as its sole
                                         general partner


Dated: August 1, 2000               By:  /s/ George J. Alburger, Jr.
                                         --------------------------------------
                                         Name:  George J. Alburger, Jr.
                                         Title:  Chief Financial Officer


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                                INDEX TO EXHIBITS


Exhibit No.       Description

   1.1 Underwriting Agreement, dated July 26, 2000, by and among the Trust, the Partnership and the Underwriters.


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